Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

I, Paul H. Tate, chief financial officer of Frontier Airlines Holdings, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of  2002, 18 U.S.C. Section  1350, that:

(1)  the quarterly report on Form 10-Q of the Company for the period ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 28, 2006

/s/ Paul H. Tate
Paul H. Tate
Chief Financial Officer